SUPPLEMENT TO THE PROSPECTUS OF

TCW FUNDS, INC.

Dated: February 27, 2006 (As Amended April 1, 2006)

The name of the TCW Global Alpha Fund is changed to TCW Global Equities Fund.

August 15, 2006

TCW iip 8/2005